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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 17, 1996
                                                  ----------------------------

                            SMARTFLEX SYSTEMS, INC.
- ------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                      0-26472                33-0581151
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State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)



14312 Franklin Avenue, Tustin, California                        92680-7028
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code        (714) 838-8737
                                                    --------------------------

                               Not Applicable
- ------------------------------------------------------------------------------
        (Former name or former address, if changed, since last report.)

                               Page 1 of 5 Pages


                                                      Exhibit Index is on Page 4


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ITEM 5.   OTHER EVENTS.
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          On July 22, 1996, Smartflex Systems, Inc., (the "Corporation")
issued a press release announcing the adoption by its Board of Directors of a Shareholder Rights Plan on July 17, 1996. In this connection, the Board of Directors of the Corporation on July 17, 1996 declared a dividend distribution of one Right for each outstanding share of the Corporation's Common Stock to stockholders of record on the close of business on August 16, 1996. Each Right entitles the registered holder to purchase from the Corporation a unit (the "Unit") consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, at a purchase price of $70.00 per Unit, subject to adjustment.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

          99.1    Press Release, dated July 22, 1996.






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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 22, 1996

                                        SMARTFLEX SYSTEMS, INC.


                                        By:  /S/ WILLIAM L. HEALEY
                                             -----------------------------
                                             William L. Healey


                                        Its: President and Chief Executive
                                             Officer





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                                 EXHIBIT INDEX



 Exhibit                                                             Sequential
 No.              Description                                        Page No.
 -------          -----------                                        ----------
  99.1            Press Release dated July 22, 1996.                    -----






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